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                                                                   EXHIBIT 10.29

                    Service Agreement -- Internet Services

Customer Name:             Avenue A Media

Billing Address:           1100 Olive Way, Suite 1270
                           Seattle, WA 98101

Contact:                   Jack Valko
Telephone:                 206-521-8800 288
Fax:                       206-521-8808
Email:                     jackv@avenuea.com

Service(s):
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
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 Product/Service                         Description                      Recurring Fees          One-Time Fees
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Rack Space                   Full Cabinet Westin Bldg                       $1000.00                $1000.00
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Term Commitment (Check one)   One Year [_] Two Years [_] Other [X] Specify:
---------------
Month to Month
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Comments or Special Instructions (Please reference and include attachments as
-----------------------------------------------------------------------------
necessary):
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CABINET INSTALL BY EOB 3/4/1999.
                                           Per Dave Toll, there is an additional
                                           rack space being leased in '99.
                                           4 in total (4 X 1,000 = 4,000).
                                                                     tf 10/99


Terms and Conditions:
--------------------

1) This Agreement applies to the purchase of all services (collectively, the "Services") ordered by Customer under this Service Agreement ("Agreement").

2) Customer shall pay the fees and other charges for each Service as provided in this Agreement. Billing for Services will commence when a VERIO hub and a telephone circuit/line are prepared to route IP packets to Customer's location. Service charges shall be invoiced monthly, unless otherwise agreed, and payment shall be due on the date specified in the invoice ("Due Date"). Set-Up charges shall be invoiced upon installation of Services by VERIO. Charges for equipment shall be invoiced upon shipment. Unless otherwise specified, equipment prices do not include shipping and handling. Customer will pay a late payment charge equal to 1.5% (or the highest amount permitted by law, whichever is lower) per month or portion thereof on the outstanding balance of any invoice remaining unpaid thirty (30) days after the Due Date. Accounts unpaid thirty (30) days after the Due Date may have service suspended or terminated. Such suspension or termination shall not relieve Customer of its obligation to pay the monthly fee. Customer agrees to

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       pay VERIO its reasonable expenses, including attorney's fees and collection agency fees, incurred in enforcing its rights under this Agreement. Customer shall pay all federal, state, and local sales, use, value added, excise, duty and any other taxes assessed with respect to the Services and the sale of equipment to Customer, except that taxes based on VERIO's net income shall be the responsibility of VERIO. In addition, Customer may also be required to pay telco installation and recurring fees, domain name registration fees, and other equipment costs.
3) This Agreement will be automatically renewed on a month to month basis at the end of the Term Commitment. In the event of early cancellation of a Term Commitment, Customer will be required to pay 75% of VERIO's standard monthly charge for each month remaining in the Term Commitment. Termination at, or after, the end of the Term Commitment requires thirty
       (30) days advanced written notice. VERIO reserves the right to change the rates it charges for Services at the end of the Term Commitment. VERIO will provide sixty (60) days notice of any such change.
4) Customer shall at all times adhere to the VERIO Acceptable Use Policy located at http://www.verio.net/isite/policy.html, as amended from time
                  --------------------------------------
       to time by VERIO effective upon posting of the revised policy at the URL. Notwithstanding anything to the contrary contained herein, VERIO may immediately take corrective action, including disconnection or discontinuance of any and all Services, or terminate this Agreement in the event of notice of possible violation by Customer of the VERIO Acceptable Use Policy.
5) VERIO exercises no control over, and accepts no responsibility for, the content of the information passing through VERIO's host computers, network hubs and points of presence (the "VERIO Network"). VERIO MAKES NO WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT FOR THE SERVICES OR ANY EQUIPMENT VERIO PROVIDES. NEITHER VERIO, ITS EMPLOYEES, AFFILIATES, AGENTS, THIRD-PARTY INFORMATION PROVIDERS, MERCHANTS, LICENSORS OR THE LIKE, WARRANT THAT THE SERVICES WILL NOT BE INTERRUPTED OR ERROR FREE; NOR DO ANY OF THEM MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICES OR AS TO THE ACCURACY, RELIABILITY OR CONTENT OF ANY INFORMATION SERVICED OR MERCHANDISE CONTAINED IN OR PROVIDED THROUGH THE SERVICES. VERIO IS NOT LIABLE FOR THE CONTENT OF ANY DATA TRANSFERRED EITHER TO OR FROM CUSTOMER OR STORED BY CUSTOMER OR ANY OF ITS CUSTOMERS VIA THE SERVICE(S) PROVIDED BY VERIO.
6) VERIO is acting only as a reseller of the hardware and software offered under this Agreement, which was manufactured by a third party ("Manufacturer"). VERIO shall not be responsible for any changes in Service(s) that cause hardware or software to become obsolete, require modification or alteration, or otherwise affect the performance of the Services. Any malfunction or manufacturer's defects of equipment either sold or provided by VERIO to Customer or purchased directly by Customer in connection with the Service(s) will not be deemed a breach of VERIO's obligations under this Agreement. Customer shall use its best efforts to protect and keep confidential all intellectual property provided by VERIO to Customer through any hardware or software and shall make no attempt to copy, alter, reverse-engineer, or tamper with such intellectual property or to use it other than in connection with the Services.
7) Any interruption in any Service(s) that is caused by the malfunction or interruption of any telecommunications services or facility (including, but not limited to, cables and fiber optic lines) ordered by VERIO on behalf of Customer or purchased directly by Customer in connection with the Service(s) will not be deemed a breach of VERIO's obligations under this Agreement.
8) Customer will indemnify, save harmless, and defend VERIO and all employees, officers, directors and agents of VERIO (collectively "indemnified parties") from and against any and all claims, damages, losses, liabilities, suits, actions, demands, proceedings (whether legal or administrative) and expenses (including but not limited to reasonable attorneys' fees) threatened, asserted, or filed by a third party against any of the indemnified parties arising out of or relating to use of the Services, including any violation of the VERIO Acceptable Use Policy.
9) IN NO EVENT SHALL VERIO BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR LOSS OF PROFITS, REVENUE, DATA OR USE, BY CUSTOMER OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR


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       STRICT LIABILITY OR OTHER LEGAL THEORY, EVEN IF VERIO HAS BEEN ADVISED OF
       THE POSSIBILITY OF SUCH DAMAGES. In no event will VERIO's liability for any damages, losses and causes of actions whether in contract or tort (including negligence or otherwise) exceed the actual dollar amount paid by Customer for the Service which gave rise to such damages, losses and causes of actions during the 12-month period prior to the date the damage or loss occurred or the cause of action arose. VERIO shall not be liable for failure or delay in performing its obligations hereunder if such failure or delay is due to circumstances beyond its reasonable control, including, without limitation, acts of any governmental body, war, insurrection, sabotage, embargo, fire, flood, strike or other labor disturbance, interruption of or delay in transportation, interruption or delay in telecommunications services or inability to obtain raw materials, supplies, or power used in or equipment needed for provision of the Services.
10) The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the State of Colorado. This Agreement may not be amended except upon the written consent of the parties; provided that the VERIO Acceptable
       Use Policy may be amended from time to time by VERIO. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. The waiver by any party of the time for performance of any act or condition hereunder shall not constitute a waiver of the act or condition itself. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, and assigns. Customer may not assign this Agreement without the prior written consent of VERIO. If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement shall remain in full force and effect.

       This Agreement supersedes all previous representations, understandings or agreements and shall prevail notwithstanding any variance with the terms and conditions of any order submitted. Acceptance of this Agreement by VERIO may be subject, in VERIO's absolute discretion, to satisfactory completion of a credit check. Activation of service shall indicate VERIO's acceptance of this Agreement. Use of the VERIO Network constitutes acceptance of this Agreement.

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

_______________________________________________        _________________________________________
Signature (Authorized Customer Representative)         Signature

_______________________________________________        _________________________________________
Name & Title (please print)                            VERIO Northwest Sales Representative

_______________________________________________
Tax ID Number

_______________________________________________        _____________________________________
Date                                                   Date

                                                       If applicable, check as appropriate and enter company name of
                                                                       VERIO ASP [ ]/Referral Partner [ ]
                                          Partner Name:    N/A       VERIO Partner #:   N/A
                                                        ___________                   __________
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